Vivaldi Multi-Strategy Fund
Class A Shares
(Ticker Symbol: OMOAX)
Class I Shares
(Ticker Symbol: OMOIX)

A series of Investment Managers Series Trust II

Supplement dated May 24, 2017, to the
Prospectus dated November 29, 2016.

The exemptive application to permit Vivaldi Asset Management, LLC, the investment advisor to the Vivaldi Multi-Strategy Fund (the “Fund”), to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors for the Fund without approval of Fund shareholders has been approved by the Securities and Exchange Commission (the “SEC”). Accordingly, the second paragraph under the heading “MANAGEMENT OF THE FUND – Investment Advisor and Sub-Advisors” on page 23 of the Prospectus is deleted and replaced with the following:

Pursuant to an exemptive order received from the SEC, Vivaldi Asset Management, LLC, the Fund’s advisor, is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Fund to make modified disclosures regarding its sub-advisory fees.

Please file this Supplement with your records.